UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 22, 2015

ROGERS CORPORATION

(Exact name of Registrant as specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-4347 (Commission File Number)	06-0513860 (I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188

(Address of Principal Executive Offices and Zip Code)

(860) 774-9605

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 22, 2015, Rogers Corporation (the “Company”) completed the previously announced acquisition of Arlon LLC and its subsidiaries, other than Arlon India (Pvt) Limited (collectively, “Arlon”), pursuant to the terms of the Stock Purchase Agreement, dated December 18, 2014, by and among the Company, Handy & Harman Group, Ltd. (“H&H Group”) and its subsidiary Bairnco Corporation (“Bairnco”) (as amended, the “Purchase Agreement”).

Pursuant to the terms of the Purchase Agreement, the Company acquired Arlon and assumed certain liabilities related to the acquisition for an aggregate purchase price of approximately $157 million. The purchase price is subject to final post-closing adjustments under the terms of the Purchase Agreement.

The Company used borrowings under its bank credit facility in addition to cash on hand to fund the acquisition. Additional information and details regarding the Company’s acquisition of Arlon were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2014, which information is incorporated herein by reference.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2014, as amended by the full text of Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among the Company, H&H Group and Bairnco, LLC (as successor in interest to Bairnco), attached as Exhibit 2.1 to this Current Report on Form 8-K, which exhibits are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 23, 2015, the Company issued a press release announcing the completion of the acquisition of Arlon. A copy of the press release is furnished with this current report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K, if applicable, will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K, if applicable, will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among Handy & Harman Group, Ltd., Bairnco, LLC and Rogers Corporation.
99.1	Press Release dated January 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

By: /s/ David Mathieson

Name: David Mathieson

Title: Vice President and Chief Financial Officer

Date: January 26, 2015

Exhibit Index

Exhibit No.	Description
2.1	Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among Handy & Harman Group, Ltd., Bairnco, LLC and Rogers Corporation.
99.1	Press Release dated January 23, 2015.